Exhibit 99.1

E2open Announces Business Update and Provides Preliminary Financial Results

Updates guidance for fiscal year 2022, adds additional strategic partnerships, expands salesforce

AUSTIN, Texas – April 5, 2021 – E2open (NYSE: ETWO), a leading network-based provider of 100% cloud-based, mission-critical, end-to-end supply chain management software, today updates guidance for fiscal year 2022, provides preliminary financial results for the fiscal fourth quarter and year ended February 28, 2021 and announces significant progress building new distribution channels through partnerships and expanding the enterprise sales team.

“We are proud of our strong execution throughout this challenging year, and we are pleased to report that we ended fiscal year 2021 with a solid quarter that positions us well for fiscal year 2022,” said Michael Farlekas, president and chief executive officer of E2open. “Our customers are increasingly recognizing the benefits of E2open’s supply chain operating platform, and we are thrilled to continue adding value to our existing and future customers with new strategic partnerships and an expanded salesforce.”

Mr. Farlekas continued, “Since closing our go-public transaction, we are encouraged by our ability to execute our organic growth plan and have continued confidence that the long-term revenue growth will be in excess of our 10% organic revenue growth target.”

Preliminary Fiscal Year 2021 Financial Results and Fiscal Year 2022 Revenue Guidance Update

E2open announces preliminary results for the fiscal year 2021, which ended on February 28, 2021. E2open expects fiscal year 2021 revenue to meet or exceed guidance of $335 million and expects Adjusted EBITDA to be modestly above the guidance provided during the Company's combination with CC Neuberger Principal Holdings I through an investor presentation filed with the SEC on January 8, 2021 and later updated and filed with the SEC on March 9, 2021.

For the fiscal year 2022 which began on March 1, 2021, we anticipate approximately 10% organic revenue growth within a range of $367 to $371 million, above the guidance provided in the investor presentation on January 8, 2021, given the Company’s continued business momentum.

The unaudited preliminary financial results represent the most current information available to the Company and are based on calculations or figures prepared internally, which have not been reviewed or audited by the Company's independent registered public accounting firm. The

Company’s actual results may differ materially from these unaudited preliminary financial results and non-GAAP adjustments due to the completion of its financial closing procedures and reviews.

New Strategic Partnership Additions

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Dun & Bradstreet, Inc. (NYSE: DNB), a leading global provider of business decisioning data and analytics, and E2open are collaborating on new data-driven solutions that will help businesses gain the real-time shipping and supply chain insights they need to better manage operational, compliance and credit risks. New initiatives include the use of D&B Analytics Studio, a cloud-based analytics platform that will combine Dun & Bradstreet’s Data Cloud of over 420 million global businesses and data science resources with E2open’s vast shipping and supply chain data to discover the ripple effect that global incidents such as the recent COVID-19 pandemic, Suez Canal blockage and semiconductor shortage can have on downstream production and global commerce.

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MaerskÒ, the largest container shipping line and vessel operator in the world and a long term E2open client, joined forces to create a new service offering, NeoNav. E2open solutions help power Maersk NeoNav™, which has already attracted multiple global manufacturers over a short time in market, further supporting the expansion of E2open’s market opportunity.

Maersk NeoNav is designed to integrate a wide range of information from various sources across customers’ supply chains, including their platforms and service providers, across both the digital and physical worlds. The platform will leverage Maersk’s entire portfolio of services to provide customers with actionable insights and a world class team to operate their complex global supply chains.

“E2open has also made great progress with our recently established new logo salesforce,” said Mr. Farlekas. “We have created a separate go-to-market organization that will focus solely on the development of new logos so that we can further expand the upsell and cross-sell motion which has been so successful to a growing number of logos each year.  We expect the uptick in performance from this group to begin late in our 2022 fiscal year.”

Quarterly Conference Call

E2open plans to host a conference call and live webcast at 5:00 p.m. Eastern Time on Tuesday, May 18, 2021 to discuss fiscal fourth quarter and fiscal year 2021 financial results. To access the conference call, dial 866-757-0071 (U.S. domestic) or 236-714-3680 (international). The conference ID is 2788490. The webcast will be available live on the Investor Relations section of the Company's website at https://investors.e2open.com.

An audio replay of the call can also be accessed through Tuesday, May 25, 2021 at 800-585-8367 (U.S. domestic) or 416-621-4642 (international). The replay pass code is 2788490. In addition, an archived webcast will be available an hour after the completion of the call on the Investor Relations section of the Company's website at https://investors.e2open.com.

About E2open

At E2open, we’re creating a more connected, intelligent supply chain. It starts with sensing and responding to real-time demand, supply and delivery constraints. Bringing together data from clients, distribution channels, suppliers, contract manufacturers and logistics partners, our collaborative and agile supply chain platform enables companies to use data in real time, with artificial intelligence and machine learning to drive smarter decisions. All this complex information is delivered in a single view that encompasses your demand, supply and logistics ecosystems. E2open is changing everything. Demand. Supply. Delivered. Visit www.e2open.com.

E2open, the E2open logo and Harmony are registered trademarks of E2open, LLC, or its affiliates. Maersk is a registered trademark of A.P. Moller – Maersk A/S. Dun & Bradstreet is a registered trademark of Dun & Bradstreet International, Ltd. All other trademarks, registered trademarks and service marks are the property of their respective owners.

Non-GAAP Financial Measures

This press release includes certain financial measures not presented in accordance with generally accepted accounting principles (“GAAP”) including Pro Forma Adjusted EBITDA. This non-GAAP financial measure is not a measure of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing the Company’s financial results. Therefore, these measures should not be considered in isolation or as an alternative to net income, cash flows from operations or other measures of profitability, liquidity, or performance under GAAP. You should be aware that the Company’s presentation of these measures may not be comparable to similarly-titled measures used by other companies.

The Company believes this non-GAAP measure of financial results provides useful information to management and investors regarding certain financial and business trends relating to the Company’s financial condition and results of operations. The Company believes that the use of these non-GAAP financial measures provide an additional tool for investors to use in evaluating ongoing operating results and trends in comparing the Company’s financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. These non-GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures.

Safe Harbor Statement

Certain statements in this press release are "forward-looking statements" within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and are subject to the safe harbor created thereby. These statements relate to future events or the Company's future financial performance and involve known and unknown risks, uncertainties and other factors that may cause the actual results, levels of activity, performance or achievements of the Company or its industry to be materially different from those expressed or implied by any forward-looking statements. In particular, statements about the Company's expectations, beliefs, plans, objectives, assumptions, future events or future performance contained in this press release are forward-looking statements. In some cases, forward-looking statements can be identified by terminology such as "may," "will," "could," "would," "should," "expect," "plan," "anticipate," "intend," "believe," "estimate," "predict," "potential," "outlook," "guidance" or the negative of those terms or other comparable terminology.

Please see the Company's documents filed or to be filed with the Securities and Exchange Commission, including the Company's Registration Statement on Form S-1, annual reports filed on Form 10-K and quarterly reports on Form 10-Q, and any amendments thereto for a discussion of certain important risk factors that relate to forward-looking statements contained in this report. The Company has based these forward-looking statements on its current expectations, assumptions, estimates and projections. While the Company believes these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond the Company's control. These and other important factors may cause actual results, performance or achievements to differ materially from those expressed or implied by these forward-looking statements. Any forward-looking statements are made only as of the date hereof, and unless otherwise required by applicable securities laws, the Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Investor Contacts

Adam Rogers

E2open

Adam.rogers@e2open.com

515-556-1162

Michael Bowen

ICR, Inc.

Michael.Bowen@icrinc.com

203-682-8299

Marc P. Griffin

ICR, Inc.

Marc.Griffin@icrinc.com

646-277-1290

Media Contacts

WE Communications for E2open

e2open@we-worldwide.com

512-527-7029